Exhibit 99.1

Bowman Announces Record Third Quarter Results; Exceeds Consensus Estimates and Raises Guidance

Reston, Va., November 10, 2022 (BUSINESS WIRE) – Bowman Consulting Group Ltd. (Nasdaq: BWMN) (“Bowman” or the “Company”), a national engineering services firm supporting owners and developers of the built environment, today released record financial results for the three months ended September 30, 2022.

“We have once again reported a record quarter that exceeded estimates,” said Gary Bowman, Chairman and CEO of Bowman. “We continue to generate growth across all our markets and increase our backlog through bookings that outpace deliveries.    Our acquisitions program has proven successful as we continue to acquire strategic partners at attractive multiples and realize meaningful synergies, leading to acquired revenue growth of 24% collectively since acquisition. We are optimistic about the fourth quarter and expect continued growth in revenue, earnings, and operating cash flow into 2023. We are once again increasing our full year outlook and are introducing 2023 guidance that reflects confidence in our ability to continue to deliver these industry leading results.”

Financial Highlights for the three months ended September 30, 2022, compared to September 30, 2021:

•	Gross revenue of $71.2 million, compared to $39.7 million, a 79% increase

•	Year-over-year organic gross revenue growth of 23%

•	Net service billing[1] of $64.9 million, compared to $35.7 million, an 82% increase

•	Year-over-year organic net service billing growth of 25%

•	Net income of $3.4 million, compared to a net income of $0.4 million

•	Adjusted EBITDA[1] of $9.6 million, compared to $4.4 million, a 118% increase

•	Adjusted EBITDA margin, net [1] of 14.8%, compared to 12.4%, a 240-basis point increase

•	Gross backlog[1] of $230 million, compared to $139 million, a 65% increase

Financial Highlights for the nine months ended September 30, 2022, compared to September 30, 2021:

•	Gross revenue of $186.1 million, compared to $108.0 million, a 72% increase

•	Year-over-year organic gross revenue growth of 28%

•	Net service billing[1] of $169.0 million, compared to $97.1 million, a 74% increase

•	Year-over-year organic net service billing growth of 31%

•	Net income of $4.5 million, compared to a net income of $0.9 million

•	Adjusted EBITDA[1] of $24.6 million, compared to $12.7 million, a 94% increase

•	Adjusted EBITDA margin, net [1] of 14.6%, compared to 13.1%, a 150-basis point increase

Business Highlights during the Third Quarter:

•	Closed on the acquisition of Project Design Consultants – July 2022

•	Closed on the acquisition of Anchor Engineering – August 2022

Business Highlights after the Third Quarter:

•	Closed on the acquisition of Spatial Acuity – November 2022

•	Closed on the acquisition of SEI Engineering – November 2022

Increasing FY 2022 Guidance and Introducing FY 2023 Guidance

The Company is increasing its full year 2022 outlook for Net Service Billing to be in the range of $230 to $234 million and Adjusted EBITDA in the range of $33 to $35 million. This represents an increase from the previous guidance for Net Service Billing of $205 to $220 million and Adjusted EBITDA of $29 to $33 million. The Company is introducing its full year 2023 outlook for Net Service Billing to be in the range of $270 to $290 million and Adjusted EBITDA in the range of $42 to $48 million. The current outlook for 2022 and 2023 is based on completed acquisitions as of the date of this release and does not include contributions from any future acquisitions. Management will discuss the Company’s acquisition pipeline during its upcoming earnings call.

Q3 2022 Earnings Webcast

Bowman will host an earnings webcast to discuss the results of the quarter as follows:

Date:	November 11, 2022
Time:	9:00 a.m. Eastern Time
Hosts:	Gary Bowman, Chairman and CEO and Bruce Labovitz, Chief Financial Officer
Where:	http://investors.bowman.com

[1]	Non-GAAP financial metrics the Company believes offer valuable perspective on results of operations. See Non-GAAP tables below for reconciliations.

About Bowman Consulting Group Ltd.

Headquartered in Reston, Virginia, Bowman is an established professional services firm delivering innovative engineering solutions to customers who own, develop, and maintain the built environment. With over 1,700 employees in more than 68 offices throughout the United States, Bowman provides a variety of planning, engineering, construction management, commissioning, environmental consulting, geomatics, survey, land procurement and other technical services to customers operating in a diverse set of regulated end markets. For more information, visit bowman.com or investors.bowman.com.

Contact:

Investor Relations

Bruce Labovitz	Megan McGrath
ir@bowman.com	mmcgrath@finprofiles.com
(703) 787-3403	(310) 622-8248

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. All statements contained in this press release other than statements of historical fact, including statements regarding our future results of operations and financial position, business strategy and plans and objectives for future operations, are forward-looking statements and represent our views as of the date of this press release. The words “anticipate”, “believe”, “continue”, “estimate”, “expect”, “intend”, “may”, “will”, “goal” and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives and financial needs, These forward-looking statements are subject to several assumptions and risks and uncertainties, many of which involve factors or circumstances that are beyond our control that could affect our financial results. The Company cautions that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by the forward-looking statements contained in this news release. Such factors include: (a) changes in demand from the local and state government and private clients that we serve; (b) general economic conditions, nationally and globally, and their effect on the market for our services; (c) competitive pressures and trends in our industry and our ability to successfully compete with our competitors; (d) changes in laws, regulations, or policies; and (e) the “Risk Factors” set forth in the Company’s most recent SEC filings. Considering these risks, uncertainties and assumptions, the future events and trends discussed in this press release may not occur and actual results could differ materially and adversely from those anticipates or implied in any forward-looking statements. Except as required by law, we are under no obligation to update these forward-looking statements after the date of this press release, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements.

Non-GAAP Financial Measures and Other Key Metrics

We supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, with certain non-GAAP financial measures, as described below, to help represent, explain, and understand our operating performance. These non-GAAP financial measures may be different than similarly referenced measures used by other companies. The non-GAAP measures are intended to enhance investors’ overall understanding and evaluation of our financial performance and should not be considered a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. We present these non-GAAP financial measures to assist investors in seeing our financial performance in a manner more aligned with management’s view and believe these measures provide additional tools by which investors can evaluate our core financial performance over multiple periods relative to other companies in our industry. Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures are included in the financial tables accompanying this press release.

BOWMAN CONSULTING GROUP LTD. AND AFFILIATES

CONDENSED CONSOLIDATED INCOME STATEMENTS

(Amounts in thousands except per share data)

(Unaudited)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2022	2021	2022	2021
Gross Contract Revenue	$71,246	$39,715	$186,105	$108,041
Contract costs: (exclusive of depreciation and amortization below)
Direct payroll costs	27,641	15,531	73,353	42,873
Sub-consultants and expenses	6,343	3,967	17,086	10,967

Total contract costs	33,984	19,498	90,439	53,840

Operating Expenses:
Selling, general and administrative	31,916	18,373	82,819	48,328
Depreciation and amortization	3,138	1,598	8,350	4,506
Gain on sale	(11)	(46)	(44)	(99)

Total operating expenses	35,043	19,925	91,125	52,735

Income from operations	2,219	292	4,541	1,466

Other expense	595	314	2,086	706

Income (loss) before tax expense	1,624	(22)	2,455	760
Income tax (benefit) expense	(1,773)	(379)	(2,079)	(139)

Net income	$3,397	$357	$4,534	$899

Earnings allocated to non-vested shares	504	71	731	165

Net income attributable to common shareholders	$2,893	$286	$3,803	$734

Earnings per share
Basic	$0.26	$0.03	$0.36	$0.10
Diluted	$0.25	$0.03	$0.34	$0.10
Weighted average shares outstanding:
Basic	11,304,946	8,920,505	10,669,221	7,003,462
Diluted	11,768,411	8,935,274	11,129,478	7,008,440

BOWMAN CONSULTING GROUP LTD. AND AFFILIATES

CONDENSED CONSOLIDATED BALANCE SHEETS

(Amounts in thousands except per share data)

	September 30, 2022	December 31, 2021
	(Unaudited)
ASSETS
Current Assets
Cash and equivalents	$23,844	$20,619
Accounts receivable, net	61,550	38,491
Contract assets	11,772	9,189
Notes receivable - officers, employees, affiliates, current portion	1,162	1,260
Prepaid and other current assets	9,825	4,850

Total current assets	108,153	74,409
Non-Current Assets
Property and equipment, net	22,683	20,202
Goodwill	55,264	28,471
Notes receivable	903	903
Notes receivable - officers, employees, affiliates, less current portion	1,183	1,218
Other intangible assets, net	15,734	12,286
Other assets	809	681

Total Assets	$204,729	$138,170

LIABILITIES AND EQUITY
Current Liabilities
Accounts payable and accrued liabilities	$28,541	$17,921
Contract liabilities	7,689	4,623
Notes payable, current portion	9,843	4,450
Deferred rent, current portion	729	724
Capital lease obligation, current portion	7,473	5,136

Total current liabilities	54,275	32,854
Non-Current Liabilities
Other non-current obligations	522	—
Notes payable, less current portion	15,807	8,407
Deferred rent, less current portion	3,851	4,179
Capital lease obligation, less current portion	10,021	10,020
Deferred tax liability, net	3,456	4,290
Common shares subject to repurchase	—	7

Total liabilities	$87,932	$59,757

Shareholders’ Equity
Preferred Stock, $0.01 par value; 5,000,000 shares authorized, no shares issued and outstanding	$—	$—
Common stock, $0.01 par value; 30,000,000 shares authorized; 15,723,109 shares issued and 13,384,491 outstanding, and 13,690,868 shares issued and 11,489,579 outstanding, respectively	157	137
Additional paid-in-capital	156,966	120,842
Treasury stock, at cost; 2,338,618 and 2,201,289, respectively	(19,857)	(17,488)
Stock subscription notes receivable	(202)	(277)
Accumulated deficit	(20,267)	(24,801)

Total shareholders’ equity	$116,797	$78,413

TOTAL LIABILITIES AND EQUITY	$204,729	$138,170

BOWMAN CONSULTING GROUP LTD. AND AFFILIATES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Amounts in thousands)

(Unaudited)

	For the Nine Months Ended September 30,
	2022	2021
Cash Flows from Operating Activities:
Net Income	$4,534	$899
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization - property, plant and equipment	6,366	4,283
Amortization of intangible assets	1,984	223
Gain on sale of assets	(44)	(99)
Bad debt	527	266
Stock based compensation	11,487	5,341
Deferred taxes	(833)	(1,340)
Deferred rent	(323)	(6)
Changes in operating assets and liabilities, net of acquisition of businesses
Accounts Receivable	(12,356)	(10,015)
Contract Assets	(104)	(961)
Prepaid expenses and other assets	(4,376)	(1,462)
Accounts payable and accrued expenses	5,122	6,132
Contract Liabilities	186	(31)

Net cash provided by operating activities	12,170	3,230
Cash Flows from Investing Activities:
Purchases of property and equipment	(901)	(609)
Fixed assets converted to lease financing	196	—
Proceeds from sale of assets and disposal of leases	54	100
Amounts advanced under loans to shareholders	—	(473)
Payments received under loans to shareholders	151	88
Acquisitions of businesses, net of cash acquired	(14,806)	(3,000)
Collections under stock subscription notes receivable	75	170

Net cash used in investing activities	(15,231)	(3,724)

Cash Flows from Financing Activities:
Proceeds from initial public offering, net of underwriting discounts and commissions and other offering costs	—	47,104
Proceeds from common stock offering, net of underwriting discounts and commissions and other offering costs	15,475	—
Net borrowings under revolving line of credit	—	(3,481)
Repayments under fixed line of credit	(547)	(540)
Repayment under notes payable	(2,720)	(735)
Payments on capital leases	(4,575)	(3,208)
Payment of contingent consideration from acquisitions	—	(2)
Payments for purchase of treasury stock	(2,368)	(582)
Proceeds from issuance of common stock	1,021	297

Net cash provided by financing activities	6,286	38,853

Net increase in cash and cash equivalents	3,225	38,359

Cash and cash equivalents, beginning of period	20,619	386

Cash and cash equivalents, end of period	$23,844	$38,745

BOWMAN CONSULTING GROUP LTD. AND AFFILIATES

COMBINED STATEMENTS OF CASH FLOWS

(Amounts in thousands)

(Unaudited)

	For the Nine Months Ended September 30,
	2022	2021
Supplemental disclosures of cash flow information:
Cash paid for interest	$1,131	$647

Cash paid for income taxes	$383	1,040

Non-cash investing and financing activities:
Property and equipment acquired under capital lease	$(6,623)	$(5,704)

Stock redemption for exercise of stock option	—	$139

Issuance of notes payable for acquisitions	$(16,059)	$(3,450)

BOWMAN CONSULTING GROUP LTD.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

(Unaudited)

Condensed Combined Statement of Operations Reconciliation

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2022	2021	2022	2021
Gross contract revenue	$71,246	$39,715	$186,105	$108,041
Contract costs (exclusive of depreciation and amortization)	33,984	19,498	90,439	53,840
Operating expense	35,043	19,925	91,125	52,735

Income from operations	2,219	292	4,541	1,466
Other (income) expense	595	314	2,086	706
Income tax expense (benefit)	(1,773)	(379)	(2,079)	(139)

Net income	$3,397	$357	$4,534	$899

Net margin	4.8%	0.9%	2.4%	0.8%
Other financial information [1]
Net service billing	$64,903	$35,748	$169,019	$97,074
Adjusted EBITDA	9,624	4,426	24,606	12,697
Adjusted EBITA margin, net	14.8%	12.4%	14.6%	13.1%

Gross Revenue to Net Service Billing Reconciliation

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2022	2021	2022	2021
Gross contract revenue	$71,246	$39,715	$186,105	$108,041
Less: sub-consultants and other direct expenses	6,343	3,967	17,086	10,967

Net services billing	$64,903	$35,748	$169,019	$97,074

Adjusted EBITDA Reconciliation

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2022	2021	2022	2021
Net Income	$3,397	$357	$4,534	$899
+ interest expense	538	216	1,223	650
+ depreciation & amortization	3,138	1,598	8,350	4,506
+ tax expense	(1,773)	(379)	(2,079)	(139)

EBITDA	$5,300	$1,792	$12,028	$5,916
+ non-cash stock compensation	4,214	2,634	11,487	5,341
+ transaction related expenses	—	—	—	1,440
+ settlements and other non-core expenses	—	—	215	—
+ acquisition expenses	110	—	876	—

Adjusted EBITDA	$9,624	$4,426	$24,606	$12,697
Adjusted EBITDA margin, net	14.8%	12.4%	14.6%	13.1%

BOWMAN CONSULTING GROUP LTD.

GROSS CONTRACT REVENUE COMPOSITION

	For the Three Months Ended September 30,
Consolidated Gross Contract Revenue	2022	%GCR	2021	%GCR	Change	% Change
Building Infrastructure	$44,765	62.8%	$28,303	71.3%	$16,462	58.2%
Transportation	13,218	18.6%	4,033	10.2%	9,185	227.7%
Power & Utilities	8,809	12.4%	6,295	15.9%	2,514	39.9%
Other emerging markets [1]	4,454	6.2%	1,084	2.6%	3,370	310.8%

Total:	$71,246	100.0%	$39,715	100.0%	$31,531	79.4%

Organic	$47,827	67.1%	$38,853	97.8%	$8,974	23.1%
Acquired [2]	23,419	32.9%	862	2.2%	22,557	n/a

Total:	$71,246	100.0%	$39,715	100.0%	$31,531	79.4%

	For the Nine Months Ended September 30,
Consolidated Gross Contract Revenue	2022	%GCR	2021	%GCR	Change	% Change
Building Infrastructure	$126,093	67.8%	$74,511	69.0%	$51,582	69.2%
Transportation	26,464	14.2%	12,344	11.4%	14,120	114.4%
Power & Utilities	24,370	13.1%	17,524	16.2%	6,846	39.1%
Other emerging markets [1]	9,178	4.9%	3,662	3.4%	5,516	150.6%

Total:	$186,105	100.0%	$108,041	100.0%	$78,064	72.3%

Organic and Acquired Gross Contract Revenue	2022	%GCR	2021	%GCR	Change	% Change
Organic	$137,086	73.7%	$107,179	99.2%	$29,907	27.9%
Acquired [2]	49,019	26.3%	862	0.8%	48,157	n/a

Total:	$186,105	100.0%	$108,041	100.0%	$78,064	72.3%

1.	represents renewable energy, mining, water resources and other
2.	after four quarters post-closing, acquired revenue is classified as organic; this results in a change from previously reported numbers

BOWMAN CONSULTING GROUP LTD.

BACKLOG AT SEPTEMBER 30, 2022

(Unaudited)

(Amounts in thousands)	Gross Backlog
Building Infrastructure	116,531
Transportation	76,228
Power & Utilities	30,216
Other Emerging Markets	7,388

$230,363